Oppenheimer DEVELOPING MARKETS FUND

Supplement dated January 4, 2018 to the

Summary Prospectus and Prospectus dated October 27, 2017

This supplement amends the Summary Prospectus and Prospectus of Oppenheimer Developing Markets Fund (the "Fund"), and is in addition to any other supplements.

1.	The third paragraph under the section titled "Principal Investment Strategies" is deleted in its entirety and replaced with the following in the Summary Prospectus and Prospectus:

The Fund may invest directly in certain eligible China A Shares through Stock Connect (a securities trading and clearing program designed to achieve mutual stock market access between the People's Republic of China ("PRC") and Hong Kong), or, for operational efficiency and regulatory considerations, through an investment in OFI Global China Fund, LLC (the "China Fund"), a private investment vehicle organized under Delaware law that intends to invest significantly in China A Shares and other securities available to certain qualified investors. The Sub-Adviser has full and exclusive discretionary authority to manage the day-to-day operations of the China Fund and to invest its assets. The Fund's investment in the China Fund may vary based on the portfolio manager's use of different types of investments that provide exposure to Chinese securities (through Stock Connect). Since the Fund may invest a portion of its assets in the China Fund, the Fund may be considered to be investing indirectly in such Chinese securities through the China Fund.

2.	The section titled "Risks of Investing in the China Fund" under the heading "Principal Risks" is deleted in its entirety and replaced with the following in the Summary Prospectus and Prospectus:

Risks of Investing in China A Shares. Investments in Class A Shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets subject to the special risks applicable to developing and emerging market countries described elsewhere in this prospectus.

Risks of Investing in the China Fund. The China Fund is not registered under the Investment Company Act of 1940. As an investor in the China Fund, the Fund does not have all of the protections offered to investors by the Investment Company Act of 1940. However, the China Fund is controlled by the Fund and managed by OppenheimerFunds, Inc., which also serves as the Fund's Sub-Adviser. Pursuant to an exemptive order granted on October 31, 2017 to the China Fund by the SEC, the China Fund is required to comply with the substantive requirements of a number of provisions of the Investment Company Act and the regulations thereunder. Further, the China Fund may invest substantially all of its assets in a limited number of issuers or a single issuer. To the extent that it does so, the China Fund is more subject to the risks associated with and developments affecting such issuers than a fund that invests more widely.

Risks of Investing through Stock Connect. The Fund may invest directly in China A shares through Stock Connect, and will be subject to the following risks: sudden changes in quota limitations, application of trading suspensions, differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

3.	The section titled "Investing in the China Fund" under the heading "About the Fund's Investments - The Fund's Principal Investment Strategies and Risks" is deleted in its entirety and replaced with the following in the Prospectus:

Investing in China A Shares. The portfolio manager may pursue the Fund's investment objective by investing a portion of the Fund's assets in China A shares ("China A Shares"), which are shares of companies incorporated in the People's Republic of China ("PRC") and listed on the Shanghai Stock Exchange ("SSE") or the Shenzhen Stock Exchange ("SZSE"). The China A Shares market is an active Chinese market that includes a large number of Chinese equities as well as smaller or emerging Chinese companies that may not list shares elsewhere. The China Securities Regulatory Commission ("CSRC") and the Securities and Futures Commission of Hong Kong have approved programs which establish mutual stock market access between the PRC and Hong Kong, via the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect ("Stock Connect"). Stock Connect is a securities trading and clearing program developed by Hong Kong Exchanges and Clearing Limited, the SSE, the SZSE and China Securities Depository and Clearing Corporation Limited ("ChinaClear") designed to achieve mutual stock market access between the PRC and Hong Kong.

The Fund may invest directly in certain eligible China A Shares through Stock Connect or, for operational efficiency and regulatory considerations, through an investment in OFI Global China Fund, LLC (the "China Fund"), a private investment vehicle organized under Delaware law. The China Fund seeks long term capital appreciation by investing primarily in companies established or operating in the PRC. It is expected that the China Fund will invest a substantial portion of its assets in China A Shares and other securities available to certain qualified investors. The Sub-Adviser has full and exclusive discretionary authority to manage the day-to-day operations of the China Fund and to invest its assets. The Fund's investment in the China Fund may vary based on the portfolio manager's use of different types of investments that provide exposure to Chinese securities, e.g., through Stock Connect. Since the Fund may invest a portion of its assets in the China Fund, the Fund may be considered to be investing indirectly in such Chinese securities through the China Fund.

Risks of Investing through the China Fund. Investments in Class A shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets and may be characterized by relatively low trading volume, which may result in substantially less liquidity and greater price volatility than more developed markets. Some of these risks may be more pronounced for the China A Shares market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control. The China Fund's China A Shares investment quota may be reduced or revoked by the Chinese government at any time, including if redemptions reduce the amount invested in China A Shares by the China Fund below the current quota amount. Further, the China Fund may invest substantially all of its assets in a limited number of issuers or a single issuer. To the extent that it does so, the China Fund is more subject to the risks associated with and developments affecting such issuers than a fund that invests more widely. In addition, although it is not currently expected to do so, the China Fund may invest a portion of its assets in certain exchanged-traded and over-the-counter financial instruments from countries other than China.

The Fund will deem its investment in the China Fund to be illiquid and subject to the Fund's policy regarding investments in illiquid securities. Currently, the Fund has a policy of investing no more than 15% of its net assets in illiquid or restricted securities. The Fund currently will invest no more than 10% of its net assets in the China Fund. Interests in the China Fund may be redeemed, and net redemption proceeds may be repatriated only once each day. In addition, the China Fund is subject to a monthly accumulated repatriation limit equal to 20% of the China Fund's total investment in China A Shares and other QFII permitted securities as of the end of the previous year. The Fund's redemption of interests from the China Fund may be limited accordingly.

The China Fund is not registered under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder by the SEC. To the extent a Fund invests in the China Fund, it will not have all of the protections offered to investors by the Investment Company Act of 1940. However, pursuant to an exemptive order granted on October 31, 2017 to the China Fund by the SEC, the China Fund is required to comply with the substantive requirements of a number of provisions of the Investment Company Act of 1940 and the regulations thereunder.

Risks of Investing through Stock Connect. Trading on Stock Connect is subject to an aggregated daily quota on purchases that can change without notice, restricting the Fund's ability to invest in China A Shares on a timely basis. The Stock Exchange of Hong Kong Limited ("SEHK"), SSE and SZSE may suspend trading of individual securities or more broadly in response to market events, which may adversely affect the Fund's ability to access the PRC market. Stock Connect only operates on days when both markets are open for trading and banks in both markets are also open on corresponding settlement days, thus the Fund may not be able to trade China A Shares on days when Stock Connect is not trading but normal trading for the PRC market otherwise occurs. Prices may fluctuate on China A Shares on days when Stock Connect is not trading. The Fund's ability to enter and exit trades via Stock Connect on a timely basis is also restricted by a prohibition on turnaround (day) trading on the China A Share market (i.e., investors cannot purchase and sell the same securities via Stock Connect in the same trading day). Stock Connect relies on the maintenance by relevant market participants of certain information technology, risk management and other requirements. There is no assurance that relevant exchange trading systems and market participants will function properly or continue to adapt to changes. If relevant systems fail to function properly, trading disruptions can occur that adversely affect the Fund's ability to access the China A Share market. The Fund is also subject to risks related to the clearing and settlement of securities, including for example where a default occurs in connection with the settlement of cross border trades that could cause potential delays in the Fund's recovery process or its ability to fully recover losses. It is expected that the list of eligible securities on Stock Connect will be subject to review and may change periodically. Hong Kong and overseas investors are subject to a restriction on single foreign investors' holding no more than 10% of the total issue shares, as well as a restriction on the aggregate foreign investors' shareholding of no more than 30% of the total issue shares. Therefore, foreign investors could be required to unwind their positions if excessive shareholding restrictions are exceeded.

Regulations and implementation rules applicable to Stock Connect are novel and untested, and it is uncertain as to how they will be applied. There is also uncertainty generally regarding changes in government policies, taxation, currency repatriation restrictions, permitted foreign ownership levels and other laws or regulations that impact Stock Connect. Under current PRC and CSRC tax guidance, capital gains realized by the Fund from trading of eligible China A Shares on the SSE under Stock Connect may currently enjoy a temporary exemption from PRC income and business tax. It is not known when such exemption will expire and whether other taxes will be applicable to trading securities under Stock Connect in the future. There is no guarantee that relevant tax regulations and guidance, including the temporary tax exemption with respect to Stock Connect, will continue to apply, will not be repealed and re-imposed retrospectively, or that no new tax regulations and practice relating to Stock Connect will not be promulgated in the future, possibly with retroactive effect. Such changes could have a significant adverse effect on the Fund, including reducing returns, reducing the value of the Fund's investments, and possibly impairing capital invested by the Fund.

4.	The section titled "ABOUT THE CHINA FUND" under the heading "How the Fund is Managed" is deleted in its entirety and replaced with the following in the Prospectus:

ABOUT THE CHINA FUND. The China Fund is a limited liability company organized under the laws of the State of Delaware and is overseen by its managing member (the "Managing Member"), OppenheimerFunds, Inc., which also serves as the Fund's Sub-Adviser. The Fund is currently the sole shareholder of the China Fund; however, an exemptive order has been granted from the Securities and Exchange Commission to permit units of the China Fund to be sold or offered to other investors, including other registered investment companies that may be deemed to be affiliated parties of the

Fund. The exemptive order was granted on October 31, 2017. As additional investors purchase shares of the China Fund, the China Fund will no longer be wholly-owned by the Fund. In addition, as affiliated registered investment companies invest in the China Fund, pursuant to the exemptive order, the China Fund is subject to significant limitations on its operations notwithstanding the China Fund's exclusion from regulation as a registered investment company, as the exemptive order contains a condition that would obligate the China Fund to comply with the substantive requirements of a number of provisions of the Investment Company Act of 1940 and the regulations thereunder.

Under the China Fund's limited liability company operating agreement, the Managing Member has full and exclusive discretionary authority and responsibility to manage the day-to-day operations of the China Fund and to invest and reinvest its assets. The Managing Member does not receive advisory fees from the China Fund. The China Fund has also entered into separate contracts for the provision of custody, audit, and legal services, and bears the fees and expenses incurred in connection with such services. The Fund expects that the expenses borne by the China Fund will not be material in relation to the value of the Fund's assets. It is further expected that the Fund's investment in the China Fund will not result in the Fund's paying duplicative fees for similar services provided to the Fund and China Fund.

The Fund applies its investment restrictions and compliance policies and procedures on a look-through basis to the China Fund, including, without limitation, those restrictions, policies and procedures relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the China Fund's portfolio investments and interests in the China Fund. The Fund's Chief Compliance Officer oversees implementation of the policies and procedures applicable to the China Fund, and makes periodic reports to the Fund's Board regarding the China Fund's compliance with such restrictions, policies and procedures.

Currently, as a wholly-owned subsidiary of the Fund, the China Fund's financial statements are consolidated with those of the Fund in the Fund's Annual and Semi-Annual Reports provided to shareholders. Copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the China Fund. As the exemptive order noted above has been granted, it is anticipated that additional investors will become shareholders of the China Fund and the China Fund's financial statements will no longer be consolidated with those of the Fund.

You should read this supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference.

January 4, 2018	PS0785.044